SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
In January 2023, the Panamax vessel Golden Strength was delivered to its new owner and we expect to record a gain of approximately $2.7 million in the first quarter of 2023.

In January 2023, we signed a loan agreement for a $250.0 million credit facility with a group of leading shipping banks to refinance a $93.75 million credit facility, $131.79 million credit facility and $155.3 million credit facility with total outstanding debt balance of $230.4 million as of December 31, 2022. The new financing has an interest rate of SOFR plus 185 basis points.

In February 2023, TFG Marine fully repaid the outstanding loan of $0.9 million, in addition to dividends of $4.9 million related to 2022.

On February 16, 2023, we announced a cash dividend of $0.20 per share in respect of the fourth quarter of 2022, which was paid on or about March 9, 2023, to shareholders of record on February 28, 2023. Shareholders holding the Company’s shares through Euronext VPS received this cash dividend later, on or about March 13, 2023.
In February 2023, we signed agreements for the acquisition of six scrubber fitted Newcastlemax vessels from an unrelated third party for a total consideration of $291.0 million. The transaction is expected to be closed by June 2023. The vessels have an average age of around 2.5 years and will be chartered back to the seller for a period of approximately 36 months at an average fixed net TCE rate of $21,000 per day. In March 2023, we entered into a $233.0 million two-year credit facility to part finance the transaction. The facility has an interest of SOFR plus a margin of 190 basis points per annum. The remaining part of acquisition price will be financed with cash on hand.